                                                                      EXHIBIT 24

                               FORD MOTOR COMPANY

                     CERTIFICATE OF AN ASSISTANT SECRETARY

         The undersigned, Kathryn S. Lamping, an Assistant Secretary of Ford Motor Company, a Delaware corporation (the "Company"), DOES HEREBY CERTIFY THAT the resolutions attached as Attachment A hereto are true and correct copies of the resolutions excerpted from the minutes of proceedings of the Board of Directors of the Company; such resolutions were duly adopted by the Board of Directors of the Company at a meeting held on April 11, 2001; and such resolutions are in full force and effect on the date hereof.

         WITNESS my hand and the seal of the Company this 7th day of December, 2001.



                                                    /s/ Kathryn S. Lamping
                                                    -----------------------
                                                        Kathryn S. Lamping
                                                        Assistant Secretary


[SEAL]

                                                                    Attachment A


                               FORD MOTOR COMPANY

                  Excerpts from the Minutes of a Meeting of the
                        Board of Directors of the Company
                             Held on April 11, 2001

             RESOLUTIONS RELATING TO THE REGISTRATION OF SECURITIES,
                  THE LISTING OF SECURITIES ON STOCK EXCHANGES
                               AND RELATED MATTERS

                  RESOLVED, That the Company be and hereby is authorized to register with the Securities and Exchange Commission (the "Commission") pursuant to the United States Securities Act of 1933, as amended (the "Act"), or with any other governmental or regulatory agency or authority ("Other Commission") pursuant to the applicable laws of any other jurisdiction, Debt Securities, Lease Securities, guarantees to be executed and delivered on behalf of the Company (the "Guarantees") in connection with the offering or offerings from time to time of debt securities issued by any Company subsidiary, consisting of notes, debentures, warrants or other securities, or any combination thereof, and other securities which may be issued by the Company, including, without limitation, subordinated debt securities, preferred stock and related depositary shares, common stock, and warrants to purchase any of the foregoing ("Other Securities") (such Debt Securities, Lease Securities, Guarantees and Other Securities are collectively referred to as "Securities").

                  RESOLVED, That the preparation by the Company of one or more Registration Statements on Form S-3 or such other form as may be appropriate covering the Securities, including prospectuses, exhibits and other documents, to be filed with the Commission or Other Commission for the purpose of registering the offer and sale of the Securities, be and it hereby is in all respects approved; that the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any such Registration Statement, with such changes, if any, therein, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause any such Registration Statement, so executed, to be filed with the Commission or Other Commission; and, prior to the effective date of any such Registration Statement and if the General Counsel or Secretary deems it advisable, the appropriate officers of the Company are directed to use their best efforts to furnish each director and each officer signing such Registration Statement with a copy of such Registration Statement, and if, prior to the effective date of any such Registration Statement, material changes therein or material additions thereto are proposed to be made, other than changes and additions of a type authorized under these resolutions to be approved by officers of the Company, and if the General Counsel or Secretary deems it advisable, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing any such Registration Statement, with a copy of such Registration Statement and each amendment thereto as filed with the Commission or Other Commission, or a description of such changes or additions, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of any such Registration Statement before it becomes effective.

                  RESOLVED, That the directors and appropriate officers of the Company, and each of them, be and hereby are authorized to sign and execute in their own behalf, or in the name and on behalf of the Company, or both, as the case may be, any and all amendments (including post-effective amendments) to any Registration Statement, including amendments to the prospectus and the addition or amendment of exhibits and other documents relating thereto or required by law or regulation in connection therewith, all in such form, with such changes, if any, therein, as such directors and officers may deem necessary, appropriate or desirable, as conclusively evidenced by their execution thereof, and that the appropriate officers of the Company, and each of them, be and hereby are authorized to cause such amendment or amendments, so executed, to be filed with the Commission or Other Commission; and if, prior to the effective date of each such post-effective amendment, material changes or material additions are proposed to be made in or to any such Registration Statement or any amendment thereto in the form in which it most recently became effective, other than changes and additions of a type authorized under these resolutions to be approved by officers of the Company, and if the General Counsel or Secretary deems it advisable, the appropriate officers of the Company are directed to use their best efforts to furnish each director, and each officer signing such post-effective amendment, with a copy of such post-effective amendment or a description of all material changes or additions therein, or a combination thereof, in as complete and final form as practicable and in sufficient time to permit each director and each such officer so desiring to object to any part of such post-effective amendment before it becomes effective.

                  RESOLVED, That each officer and director who may be required to sign and execute any such Registration Statement or any amendment thereto or document in connection therewith (whether on behalf of the Company, or as an officer or director of the Company, or otherwise), be and hereby is authorized to execute a power of attorney appointing P. J. Sherry, Jr., L. J. Ghilardi,
K. S. Lamping, J. F. Zaremba, D. J. Cropsey, and E. J. Lukas, each of them, severally, his or her true and lawful attorney or attorneys to sign in his or her name, place and stead in any such capacity any such Registration Statement and any and all amendments (including post-effective amendments) thereto and documents in connection therewith, and to file the same with the Commission or Other Commission, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in the name and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as such officers or directors might or could do in person.

                  RESOLVED, That the President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company to take any and all action which such persons, or any of them, may deem necessary, appropriate or desirable in order to obtain a permit, register or qualify the Securities for issuance and sale or to request an exemption from registration of the Securities or to register or obtain a license for the Company as a dealer or broker under the securities laws of such of the states of the United States of America or any foreign jurisdiction as such persons, or any of them, may deem necessary, appropriate or desirable, and in connection with such registrations, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws, and to take any and all further action which such persons, or any of them, may deem necessary, appropriate or desirable in order to maintain such registrations in effect for as long as such persons, or any of them, may deem to be in the best interests of the Company.

                  RESOLVED, That the President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to designate any licensed California broker-dealer as the Company's attorney-in-fact for the purpose of executing and filing one or more applications and amendments thereto on behalf of the Company, under applicable provisions of the California Corporate Securities Law of 1968, for the registration or qualification of part or all of the Securities (whether or not subordinated) for offering and sale in the State of California.

                  RESOLVED, That any and all haec verba resolutions which may be required by the Blue Sky or securities laws of any state in which the Company intends to offer to sell the Securities be, and they hereby are, adopted; that the proper officers of the Company be, and they hereby are, authorized to certify that such resolutions were duly adopted at this meeting; and that the Secretary of the Company shall cause a copy of each resolution so certified to be attached to the minutes of this meeting.

                                      * * *

                  RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized on behalf of the Company to take such action as such officers, or any of them, may deem necessary, appropriate or desirable to make application for the listing on the New York Stock Exchange, Inc. or any other Stock Exchange of the Securities and that the President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are designated a representative of the Company to appear before the Corporate Services Division or other appropriate body of any such Exchange and take all such other steps as such persons, or any of them, may deem necessary, appropriate or desirable to effect such listing.

                  RESOLVED, That each officer and director who may be required to sign and execute any such listing application or any amendment thereto or document in connection therewith (whether on behalf of the Company, or as an officer or director of the Company, or otherwise), be and hereby is authorized to execute a power of attorney appointing P. J. Sherry, Jr., L. J. Ghilardi,
K. S. Lamping, J. F. Zaremba, D. J. Cropsey, and E. J. Lukas, each of them, severally, his or her true and lawful attorney or attorneys to sign in his or her name, place and stead in any such capacity any such listing application and any and all amendments (including post-effective amendments) thereto and documents in connection therewith, and to file the same with the applicable Stock Exchange, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in the name and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary, appropriate or desirable to be done in connection therewith as fully and to all intents and purposes as such officers or directors might or could do in person.

                  RESOLVED, That the President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and file with the Commission and the New York Stock Exchange, Inc., or any other Stock Exchange, in the name and on behalf of the Company, one or more Registration Statements, on Form 8-A or such other form as may be appropriate, including any and all exhibits and other documents relating thereto, for the registration under the Securities Exchange Act of 1934, as amended, of the Securities and any and all amendments to such Registration Statements, in such forms as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.


                  RESOLVED, That, in connection with each application of the Company to the New York Stock Exchange, Inc., or any other Stock Exchange, for the listing on such Exchange of the Securities, the Company enter into an agreement providing for the indemnification by the Company of the New York Stock Exchange, Inc., or any other Stock Exchange, its governors, officers, employees and its subsidiary companies and innocent purchasers for value of the Securities or any one or more of them, as the case may be, from and against losses, liabilities, claims, damages or accidents in connection with the use of facsimile signatures on the Securities; and that the President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company and under its corporate seal to execute and deliver to the New York Stock Exchange, Inc., or any other Stock Exchange, the aforesaid indemnification agreement in such form as the person or persons executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

                  RESOLVED, That the Company be and hereby is authorized to enter into one or more indentures and supplements thereto, each with a bank or trust company as Trustee (the "Indentures"), providing for the issuance of the Securities and that the President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company, (i) to select such trustee or trustees and (ii) to execute, acknowledge and deliver the Indentures and supplements thereto, under the seal of the Company, attested by the Secretary or any Assistant Secretary, containing such terms and provisions as the officer or officers executing such Indentures or supplements thereto may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

                  RESOLVED, That the President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Treasurer, or any Assistant Treasurer, and the Secretary or any Assistant Secretary, be and hereby are authorized, in the name and on behalf of the Company and under its corporate seal (which may be a facsimile of such seal), to execute (by manual or facsimile signature) Securities (and, in addition, Securities to replace any of the Securities which are lost, stolen, mutilated or destroyed and Securities required for exchange, substitution or transfer, all as provided in the respective Indentures, or supplements thereto), in fully registered form in substantially the forms of Securities to be set forth in the respective Indentures, or supplements thereto, with such changes therein and additions thereto as the officer or officers executing the Securities may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.


                  RESOLVED, That the President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to appoint one or more paying agents, registrars, issuing agents, transfer agents, warrant agents and other agents and functionaries, and to execute and deliver, in the name and on behalf of the Company, any agreement, instrument or document relating to any such appointment, for the purpose of, among other things, issuing or countersigning, making transfers of, or registering the certificates representing the Securities; implementing or acting in connection with any auction or remarketing procedures applicable to the Securities; or implementing and giving effect to the provisions of the Indentures and supplements thereto or the Securities in the forms in which they shall be executed and delivered pursuant to the foregoing resolutions; provided, however, that the Company may at any time elect to act in any such capacity itself.

                  RESOLVED, That the Company be and hereby is authorized to enter into one or more underwriting agreements, including pricing agreements pursuant thereto, or other letters, agreements, documents and other writings necessary, appropriate or desirable in order to facilitate the issuance and sale of securities, with any underwriter or underwriters designated by the proper officers of the Company, or between the Company and any other persons, including securities brokers and dealers, or any firm, institution or partnership acting on behalf of themselves or itself and the several underwriters (such underwriting and other agreements and documents being herein collectively called the "Underwriting Agreements"), and that, when such Underwriting Agreements or pricing agreements pursuant thereto, or any of them, have been completed to set forth the prices at and terms and conditions upon which the Securities are to be sold and the compensation to be received by the underwriters (such matters first having been presented to and approved by the Chief Executive Officer, the Chief Financial Officer, or the Treasurer), the President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and deliver, in the name and on behalf of the Company, the respective Underwriting Agreements and pricing agreements pursuant thereto, with the inclusion of such underwriters and containing such other terms and provisions as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

                  RESOLVED, That the Company be and hereby is authorized to enter into one or more Sales Agency Agreements, Purchase Agreements and other Agreements with any placement agent or agents designated by the proper officers of the Company, including securities brokers and dealers, and each of them, providing for the sale of the Securities by such placement agent or agents, and each of them, on a "best efforts" basis, and/or for the purchase from time to time by such placement agent or agents, and each of them, of Securities, as principal, and that when such Agreements have been completed to set forth the terms and conditions on which the Securities are to be sold (such matters first having been presented to and approved by the Chief Executive Officer, the Chief Financial Officer, or the Treasurer), the President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and deliver, in the name and on behalf of the Company, such Sales Agency Agreements, Purchase Agreements and other Agreements with such placement agent or agents, and each of them, containing such other terms and provisions as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

                  RESOLVED, That the Company be and hereby is authorized to enter into one or more delayed delivery contracts ("Delayed Delivery Contracts") between the Company and institutional or other investors providing for the sale of Securities at any time, and that, when such Delayed Delivery Contracts have been completed to set forth the respective prices, terms and conditions on which the Securities are to be sold (such matters first having been presented to and approved by the Chief Executive Officer, the Chief Financial Officer, or the Treasurer), the President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized to execute and deliver in the name and on behalf of the Company one or more Delayed Delivery Contracts, with such changes therein and additions thereto as the officer or officers executing the same may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

                  RESOLVED, That, subject to the right of the Board of Directors to rescind or modify the dividends to be declared and payable on any dividend payment date with respect to any shares of Securities which are equity securities ("Equity Securities"), the dividend rate of which is determined pursuant to a formula or procedure ("Variable Equity Securities"), there shall be deemed to be declared, and be declared, with respect to each dividend period thereof (any such declaration to be effective on the declaration date applicable to such dividend period, without further action of the Board of Directors), a dividend on each of the outstanding shares of Variable Equity Securities to which such dividend period relates at the dividend rate per annum (as determined in accordance with the Certificate of Designations) that may be payable with respect to such shares, payable on the dividend payment date for such dividend period to the holders of such shares of Variable Equity Securities as such holders appear on the stock transfer books of the Company on the related record date, all determined in accordance with the Certificate of Designations; provided that any such declaration shall not be effective with respect to any dividend on any such dividend payment date, unless the Chief Financial Officer, Treasurer or any Assistant Treasurer of the Company shall have prepared and delivered to the Secretary of the Company for filing in the minutes of the Board of Directors, on or before the declaration date with respect to such dividend period, a certificate in which such officer certifies that, based upon the most recent financial statements of the Company, as of such declaration date, the Company had either (i) net profits for the calendar year in which such declaration date falls and/or the preceding calendar year or (ii) surplus (as defined and computed under Sections 154 and 244 of the Delaware General Corporation Law) in an amount sufficient to pay such dividend.

                  RESOLVED, That the Company be and hereby is authorized to enter into one or more deposit agreements and one or more supplements thereto, each with a bank or trust company as depositary ("Deposit Agreements"), providing for the deposit of Equity Securities, the issuance of the depositary shares ("Depositary Shares") and other matters relating thereto, and that the President and Chief Executive Officer; any Vice Chairman; any Executive Vice President; any Group Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized, in the name and on behalf of the Company,
(i) to select such depositary or depositaries and (ii) to execute, acknowledge and deliver Deposit Agreements and supplements thereto, whether or not under the seal of the Company, and whether or not attested by the Secretary or any Assistant Secretary, containing such terms and provisions as the officer or officers executing such Deposit Agreements or supplements thereto may deem necessary, appropriate or desirable, as conclusively evidenced by his, her or their execution thereof.

                  RESOLVED, That, when shares of Equity Securities and, if such shares of Equity Securities are represented by Depositary Shares, the Depositary Shares shall be issued, sold and delivered in accordance with the terms of any Deposit Agreement and any Underwriting Agreement or Purchase Agreement, such shares of Equity Securities shall be, and are hereby declared to be, fully-paid and non-assessable shares of Equity Securities of the Company and not liable to any further calls or assessments thereon, and the holders thereof shall not be liable for any further payment in respect thereof.

                  RESOLVED, That, upon the issuance and sale of the Equity Securities and any Depositary Shares in accordance with the foregoing resolutions, an amount equal to the par value of the Equity Securities so issued shall be credited to the capital stock account of the Company.

                  RESOLVED, That the President and Chief Executive Officer, any Vice Chairman, any Executive Vice President, any Group Vice President, any Vice President, the Treasurer and any Assistant Treasurer, and each of them, be and hereby are authorized in the name and on behalf of the Company to purchase, or arrange for the purchase of, Securities in connection with any sinking fund under the provisions of any of the Indentures or supplements thereto.

                  RESOLVED, That the appropriate officers of the Company, and each of them, be and hereby are authorized and empowered, in the name and on behalf of the Company, to take any action (including, without limitation, (i) the appointment of Registrars, Issuing Agents, Paying Agents and other agents and (ii) the payment of expenses) and to execute (by manual or facsimile signature) and deliver any and all agreement, certificates, instruments and other documents (under the corporate seal of the Company or otherwise) that such officer or officers may deem necessary, appropriate or desirable to carry out the purposes and intents of each and all of the foregoing resolutions.

                        POWER OF ATTORNEY WITH RESPECT TO
                REGISTRATION STATEMENTS AND LISTING APPLICATIONS
                     COVERING COMMON STOCK, DEBT SECURITIES,
                LEASE SECURITIES, GUARANTEES AND OTHER SECURITIES
                          ISSUED BY FORD MOTOR COMPANY



         Each of the undersigned, a director, officer or employee of FORD MOTOR COMPANY (the "Company"), appoints each of P. J. Sherry, Jr., L. J. Ghilardi, K.
S. Lamping, J. F. Zaremba, D. J. Cropsey, and E. J. Lukas his or her true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to (i) register the above-captioned securities for issuance and sale under, and otherwise to comply with, the United States Securities Act of 1933, as amended, or any other applicable law, and any requirements of the United States Securities and Exchange Commission or any other applicable governmental or regulatory agency or authority in respect thereof, including, but not limited to, power and authority to sign his or her name (whether on behalf of the Company or otherwise) to one or more Registration Statements, any amendments thereto and any of the exhibits, financial statements, schedules or prospectuses filed therewith, and to file them with such Commission, agency or authority, and (ii) list the above-captioned securities with any stock exchange, including, but not limited to, power and authority to sign his or her name (whether on behalf of the Company or otherwise) to one or more listing applications, any amendments thereto and any of the exhibits, financial statements or schedules filed therewith, and to file them with any such stock exchange, in each case, all as authorized at a meeting of the Board of Directors of the Company held on April 11, 2001, adjourned, and reconvened on April 12, 2001. Each of the undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

         Each of the undersigned has signed his or her name as of the 12th of April, 2001.


/s/ William Clay Ford, Jr.                     /s/ Jacques Nasser
---------------------------                    -------------------------------
William Clay Ford, Jr.                         Jacques Nasser


/s/ John R. H. Bond                            /s/ Michael D. Dingman
---------------------------                    -------------------------------
John R. H. Bond                                Michael D. Dingman


/s/ Edsel B. Ford II                           /s/ William Clay Ford
---------------------------                    -------------------------------
Edsel B. Ford II                               William Clay Ford

/s/ Irvine O. Hockaday, Jr.                    /s/ Marie-Josee Kravis
---------------------------                    -------------------------------
Irvine O. Hockaday, Jr.                        Marie-Josee Kravis


/s/ Ellen R. Marram                            /s/ Homer A. Neal
---------------------------                    -------------------------------
Ellen R. Marram                                Homer A. Neal


/s/ Jorma Ollila                               /s/ Carl E. Reichardt
---------------------------                    -------------------------------
Jorma Ollila                                   Carl E. Reichardt


/s/ Robert E. Rubin                            /s/ John L. Thornton
---------------------------                    -------------------------------
Robert E. Rubin                                John L. Thornton


/s/ Henry D. G. Wallace                        /s/ Lloyd E. Hansen
---------------------------                    -------------------------------
Henry D. G. Wallace                            Lloyd E. Hansen












---------------

                                POWER OF ATTORNEY
                     WITH RESPECT TO REGISTRATION STATEMENTS
            COVERING COMMON STOCK, DEBT SECURITIES, LEASE SECURITIES,
          GUARANTEES AND OTHER SECURITIES ISSUED BY FORD MOTOR COMPANY


         The undersigned, an officer of FORD MOTOR COMPANY (the "Company"), appoints each of P. J. Sherry, Jr., L. J. Ghilardi, K. S. Lamping, J. F. Zaremba, D. J. Cropsey, and E. J. Lukas his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to register the above-captioned securities for issuance and sale under, and otherwise to comply with, the Securities Act of 1933 and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, including but not limited to, power and authority to sign his name (whether on behalf of the Company, or otherwise) to one or more Registration Statements and any amendments thereto, or any of the exhibits, financial statements and schedules, or the prospectuses, filed therewith, and to file them with the Commission, all as authorized at a meeting of the Board of Directors of the Company held on April 11, 2001, adjourned, and reconvened on April 12, 2001. The undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

         The undersigned has signed his name as of the 27th of September, 2001.

/s/ I. Martin Inglis
----------------------
  I. Martin Inglis

                        POWER OF ATTORNEY WITH RESPECT TO
                REGISTRATION STATEMENTS AND LISTING APPLICATIONS
                     COVERING COMMON STOCK, DEBT SECURITIES,
                LEASE SECURITIES, GUARANTEES AND OTHER SECURITIES
                          ISSUED BY FORD MOTOR COMPANY



         The undersigned, a director, officer or employee of FORD MOTOR COMPANY (the "Company"), appoints each of P. J. Sherry, Jr., L. J. Ghilardi, K. S. Lamping, J. F. Zaremba, D. J. Cropsey, and E. J. Lukas his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to (i) register the above-captioned securities for issuance and sale under, and otherwise to comply with, the United States Securities Act of 1933, as amended, or any other applicable law, and any requirements of the United States Securities and Exchange Commission or any other applicable governmental or regulatory agency or authority in respect thereof, including, but not limited to, power and authority to sign his name (whether on behalf of the Company or otherwise) to one or more Registration Statements, any amendments thereto and any of the exhibits, financial statements, schedules or prospectuses filed therewith, and to file them with such Commission, agency or authority, and (ii) list the above-captioned securities with any stock exchange, including, but not limited to, power and authority to sign his name (whether on behalf of the Company or otherwise) to one or more listing applications, any amendments thereto and any of the exhibits, financial statements or schedules filed therewith, and to file them with any such stock exchange, in each case, all as authorized at a meeting of the Board of Directors of the Company held on April 11, 2001, adjourned, and reconvened on April 12, 2001. The undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

         The undersigned has signed his name as of the 5th of December, 2001.



/s/ Donat R. Leclair
--------------------
Donat R. Leclair


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

                        POWER OF ATTORNEY WITH RESPECT TO
                REGISTRATION STATEMENTS AND LISTING APPLICATIONS
                     COVERING COMMON STOCK, DEBT SECURITIES,
                LEASE SECURITIES, GUARANTEES AND OTHER SECURITIES
                          ISSUED BY FORD MOTOR COMPANY



         The undersigned, a director, officer or employee of FORD MOTOR COMPANY (the "Company"), appoints each of P. J. Sherry, Jr., L. J. Ghilardi, K. S. Lamping, J. F. Zaremba, and D. J. Cropsey his true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to (i) register the above-captioned securities for issuance and sale under, and otherwise to comply with, the United States Securities Act of 1933, as amended, or any other applicable law, and any requirements of the United States Securities and Exchange Commission or any other applicable governmental or regulatory agency or authority in respect thereof, including, but not limited to, power and authority to sign his name (whether on behalf of the Company or otherwise) to one or more Registration Statements, any amendments thereto and any of the exhibits, financial statements, schedules or prospectuses filed therewith, and to file them with such Commission, agency or authority, and (ii) list the above-captioned securities with any stock exchange, including, but not limited to, power and authority to sign his name (whether on behalf of the Company or otherwise) to one or more listing applications, any amendments thereto and any of the exhibits, financial statements or schedules filed therewith, and to file them with any such stock exchange, in each case, all as authorized at a meeting of the Board of Directors of the Company held on April 11, 2001, adjourned, and reconvened on April 12, 2001. The undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

         The undersigned has signed his name as of the 14th of December, 2001.


/s/ Nicholas V. Scheele
------------------------------------
Nicholas V. Scheele